Exhibit 99.2

©2015 Coupons.com Incorporated. Coupons.com Incorporated Q2 2015 Investor Presentation August 5 , 2015 1

Forward-Looking Statements

This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management, including Coupons.com's projected full year 2015 results, its plans, including product launches, strategy, and business outlook, the Company's expectations for the continued accelerating shift to the Coupons.com Retailer iQ digital platform, Coupons.com's expectations regarding implementing the Coupons.com Retailer iQ platform with other retailer partners, Coupons.com's expectations regarding digital coupon and mobile growth and increased operating leverage, and Coupons.com's expectations regarding future growth. Coupons.com operates in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for Coupons.com's management to predict all risks, nor can it assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Coupons.com may make. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available to Coupons.com's management at the date of this release and its management's good faith belief as of such date with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, Coupons.com's financial performance, including its revenues, margins, costs, expenditures, growth rates and operating expenses, and its ability to generate positive cash flow and become profitable; the amount and timing of digital promotions by CPGs, which are affected by budget cycles, economic conditions and other factors; the Company's ability to adapt to changing market conditions; the Company's ability to retain and expand its business with existing CPGs and retailers; the Company's ability to maintain and expand the use by consumers of digital promotions on its platforms; the Company's ability to attract and retain third-party advertising agencies, performance marketing networks and other intermediaries; the Company's ability to effectively manage its growth; the effects of increased competition in the Company's markets and its ability to compete effectively; the Company's ability to effectively grow and train its sales team; the Company's ability to obtain new CPGs and retailers and to do so efficiently; the Company's ability to negotiate fee arrangements with CPGs and retailers; the Company's ability to maintain, protect and enhance its brand and intellectual property; costs associated with defending intellectual property infringement, securities litigation and other claims; the Company's ability to successfully enter new markets; the Company's ability to acquire and integrate new companies; the Company's ability to develop and launch new services and features; the Company's ability to attract and retain qualified employees and key personnel; the Company's ability to successfully integrate acquired companies into its business. These factors, together with those described in greater detail in Coupons.com's quarterly report on Form 10-Q filed with the SEC on May 14, 2015 and in Coupons.com's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Coupons.com disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

In addition to the U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Coupons.com considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose. The use of non-GAAP measures is further discussed in the accompanying press release, which has been furnished to the SEC on Form 8-K and posted on Coupons.com's website. The press release also defines our non-GAAP financial measures. A reconciliation between GAAP and non-GAAP measures can also be found in the accompanying press release and in the Appendix hereto.

©2015 Coupons.com Incorporated.

COUPONS.COM 2

©2015 Coupons.com Incorporated. Q2 2015 Financial Overview Metric Q2 2015 Q2 2014 Y/Y Growth Total Revenue $55.9M $51.7 M 8% Adjusted EBITDA $4.6M $3.7M 24% Total Promotion Transactions 372.0M 383.7M (3%) • $210M in Cash and Cash Equivalents as of June 30, 2015 • Generated $6.9M in cash from operations in Q2 2015 Note: Adjusted EBITDA is net loss adjusted for interest expense, other income (expense) - net, provision for (benefit from) inc ome taxes, depreciation and amortization, stock - based compensation, gain on sale of right to use a web domain, and change in fair value of contingent consideration. See Appendix f or reconciliation to GAAP. 3

©2015 Coupons.com Incorporated. Revenue Components 1H 2014 1H 2015 Promotions Media & Advertising $79.1M $24.1M $103.2M $111.4M $83.3M $28.1M 4 $135.9 $32.0 $169.2 $52.6 Looking at revenue semi - annually: • Promotions revenue increased 5% • Media revenue increased 17% • T otal revenue increased 8%

©2015 Coupons.com Incorporated. Q2 Operating Expense* Leverage 0 5 10 15 20 25 30 35 40 45 50 Q2 2014 Q2 2015 Q2 2014 Q2 2015 G&A R&D S&M $9.2M $17.6M $21.8M $11.0M $11.8M $8.9M $ 37.5 M $7.9M $5.8M $18.4M $9.6M $16.3M $33.5M $5.5M $31.3M $ 41.5 M Investments over the last three years in technology, operations and sales continue to drive revenue growth and operating leverage GAAP Basis Excluding Stock - based Compensation** *Note: Excludes change in fair value of contingent consideration **Note: Excludes stock - based compensation expense included in Coupons.com’s condensed consolidated statements of operations 5 61% 60% Q2 2014 Q2 2015 As % Revenue

©2015 Coupons.com Incorporated. FY 2015 Outlook Total Revenue $255M – $270M Adjusted EBITDA $30M – $40M • A few retail banners have delayed rollouts of Retailer iQ • We anticipate Q4 to have a higher growth rate over Q3 due to the updated timing of Retailer iQ rollouts • We anticipate significant operating leverage in our model as revenue grows Qualitative Guidance Note: Adjusted EBITDA, a non - GAAP financial measure, is net l oss adjusted for interest expense, other income (expense) - net, provision for (benefit from) income taxes, depreciation and amortization, change in fair value contingent consideration, gain on sale of right to use web domain, and stock - based compensation. 6

©2015 Coupons.com Incorporated. Q&A 7

©2015 Coupons.com Incorporated. Appendix 8

©2015 Coupons.com Incorporated. Non - GAAP Reconciliation 9 Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Net loss $(9,342) $(6,897) $(13,343) $(20,939) Adjustments: Interest expense 82 300 162 602 Other income (expense), net (40) (31) 21 107 Benefit from income taxes (571) — (379) (244) Depreciation and amortization 3,872 3,650 7,780 6,822 Stock - based compensation 8,507 6,661 17,439 21,253 Gain on sale of a right to use a web domain name — — (4,800) — Change in fair value of contingent consideration 2,076 — 1,722 — Total adjustments $13,926 $10,580 $21,945 $28,540 Adjusted EBITDA $4,584 $3,683 $8,602 $7,601 Transactions (1) 372,006 383,693 784,647 791,478 (1) A transaction is the distribution of a digital coupon through Coupons.com's platform that generates revenues. Reconciliation of Net Loss To Adjusted EBITDA (in thousands)